Supplement to Statement of Additional Information
               dated September 16, 1997

                   Kopp Funds, Inc.

               Kopp Emerging Growth Fund



Shareholder Servicing Arrangements

     The Distributor has entered into agreements with registered broker/dealers pursuant to which such broker/dealers have agreed to sell the Fund's shares to the public. Certain of these broker/dealers have also agreed to perform, with respect to shareholders who purchase Fund shares through the broker/dealer, certain shareholder servicing functions which would ordinarily be performed by Firstar, the transfer agent for the Fund. The Corporation, on behalf of the Fund, has agreed to compensate certain of these broker/dealers for the shareholder services they provide and Firstar, in turn, has agreed to reduce its transfer agency and servicing fee by a like amount for those shareholder accounts which are serviced by such broker/dealers.
Under these arrangements, the Corporation, however, will not pay more than $16 per year per account in transfer agency and shareholder servicing fees.

Arrangements with Certain Financial Intermediaries

     The Corporation, on behalf of the Fund, may pay, directly or indirectly through arrangements with the Advisor and/or Distributor, amounts to financial intermediaries that purchase shares of the Fund through an omnibus-type account and provide administrative services relating to the Fund to their customers;
provided that the Corporation will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund.



   The date of this Supplement is November 21, 1997.
  Please retain this Supplement with the Statement of Additional Information for future reference.